POWER OF ATTORNEY

                                  POWERGEN PLC

         The undersigned hereby constitutes David Jackson his or her lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Powergen plc to be issued pursuant to the Powergen Long Term Incentive Plan -- Roger Hale and amendments thereto (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                                     Dated:  December 11, 2000

/s/ Nicholas Baldwin
----------------------------
Name:  Nicholas Baldwin
Title:   Director

                                POWER OF ATTORNEY

                                  POWERGEN PLC

         The undersigned hereby constitutes David Jackson his or her lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Powergen plc to be issued pursuant to the Powergen Long Term Incentive Plan -- Roger Hale and amendments thereto (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                                     Dated:  December 11, 2000

/s/ Peter Charles Fletcher Hickson
------------------------------------
Name:  Peter Chares Fletcher Hickson
Title:   Director

                                POWER OF ATTORNEY

                                  POWERGEN PLC

         The undersigned hereby constitutes David Jackson his or her lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Powergen plc to be issued pursuant to the Powergen Long Term Incentive Plan -- Roger Hale and amendments thereto (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                                     Dated:  December 11, 2000

/s/ Roberto Quarta
----------------------------
Name:  Roberto Quarta
Title:   Director

                                POWER OF ATTORNEY

                                  POWERGEN PLC

         The undersigned hereby constitutes David Jackson his or her lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Powergen plc to be issued pursuant to the Powergen Long Term Incentive Plan -- Roger Hale and amendments thereto (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                                     Dated:  December 11, 2000

/s/ Paul Myners
----------------------------
Name:  Paul Myners
Title:   Director

                                POWER OF ATTORNEY

                                  POWERGEN PLC

         The undersigned hereby constitutes David Jackson his or her lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities of Powergen plc to be issued pursuant to the Powergen Long Term Incentive Plan -- Roger Hale and amendments thereto (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith with the Commission, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                                     Dated:  December 11, 2000

/s/ Frederick William Crawford
---------------------------------
Name:  Frederick William Crawford
Title:   Director